UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On July 30, 2013, Southern Products, Inc. (“the Company” or “SNPD”) entered into an Agreement of Conveyance, Transfer and Assignment of Subsidiary and Assumption of Obligations (the “Agreement”) with the sole officer and director, Edward Meadows, and the wholly-owned subsidiary, Sigmac USA, Inc. Pursuant to the Agreement, and effective upon closing of the acquisition of Co-Signer.com, Inc. (“Co-Signer.com”), the Company transferred all ownership interest in Sigmac USA, Inc. to Mr. Meadows. In connection with this assignment of ownership to Mr. Meadows, SNPD also transferred all assets related to the consumer electronics business to Sigmac USA, Inc., and Sigmac USA, Inc. has agreed to assume and indemnify SNPD from all liabilities relating to this business, all liabilities owed by Sigmac USA, Inc. and any other liabilities associated with the operations of SNPD and Sigmac USA, Inc. prior to the date of the Agreement. In consideration for this transfer of Sigmac USA, Inc. and the business assets to Mr. Meadows, Mr. Meadows agreed to cancel and return to treasury his 30,555,560 shares of SNPD common stock, effective upon the closing date of the acquisition of Co-Signer.com, Inc.

On August 12, 2013, SNPD entered into a Merger Agreement (the “Merger Agreement”) with Co-Signer.com, Inc., a private Nevada corporation, and the wholly-owned subsidiary, Co-Signer Acquisition Corp. Under the Merger Agreement Co-Signer.com merged with and into Co-Signer Acquisition Corp. In connection with the closing of this transaction, Co-Signer acquired all of the issued and outstanding shares of Co-Signer.com, which resulted in the merged company becoming our wholly-owned subsidiary (the “Acquisition”).

In addition, pursuant to the terms and conditions of the Merger Agreement:

The holders of all of the capital stock of Co-Signer.com issued and outstanding immediately prior to the closing of the Acquisition exchanged their shares for a combination of 1,173,041 shares of the newly-designated Series A Convertible Preferred Stock, $51,440 in newly-issued 8% Secured Notes, warrants to purchase a total of 51,440 shares of common stock at a price of $0.25 per share, and 23,000,000 newly-issued shares of common stock.

Following the closing of the Acquisition, 30,555,560 shares of common stock held by one of the former officers and directors, Edward Meadows, were canceled and returned to treasury pursuant to the transactions described above.

As a result, immediately following the Acquisition, there were 103,555,560 shares of common stock issued and outstanding.

In connection with the Acquisition, SNPD assumed certain promissory notes in the total amount of $130,000.00 previously issued by Co-Signer.com. Three of these promissory notes are convertible into a total of 12,250,000 shares of our common stock.

The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Co-Signer.com, Inc. and Southern Products, Inc.  The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•	The unaudited Pro Forma Combined Balance Sheets as of February 28, 2013 of the companies give effect to the transaction as if it had occurred at the beginning of the most recent year ended.

•	The unaudited Pro Forma Combined Statements of Operations for the years ended February 28, 2013 combines the income statements of the companies for the indicated periods, giving effect to the transaction as if it had occurred at the beginning of those periods.

•	The unaudited Pro Forma Combined Balance Sheets as of May 31, 2013 of the companies give effect to the transaction as if it had occurred at the beginning of the most recent period ended.

•	The unaudited Pro Forma Combined Statements of Operations for the three months ended May 31, 2013 combines the income statements of the companies for the indicated periods, giving effect to the transaction as if it had occurred at the beginning of those periods.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Co-Signer.com and Southern Products, Inc. as of and for the periods ended December 31, 2012 and February 28, 2013, respectively.

CO-SIGNER.COM, INC.

SOUTHERN PRODUCTS, INC.

PRO FORMA COMBINED BALANCE SHEETS

(Unaudited)

	Co-Signer.com	Southern Products, Inc.		Pro Forma
	February 28, 2013			Adjustments	Total
Assets
Current Assets:
Cash and cash equivalents	11,339	2,361	A	(2,361)	$11,339
Accounts receivable	—	9,120	A	(9,120)	—
Inventory		15,000	A	(15,000)	—
Notes receivable, related party	20,000	—		—	20,000
Other receivables	322	—		—	322
Total Current Assets	31,661	26,481		—	31,661

Property and equipment, net	4,960	957	A	(957)	4,960
Intangible assets, net	29,199	—		—	29,199

Total assets	65,820	$27,438			$65,820

Liabilities and Stockholders’ deficit
Current Liabilities:
Accounts payable and accrued expenses	$71,932	3,036,528	A	(2,673,920)	$434,540
Notes payable, related parties	42,000	—		—	42,000
Convertible promissory notes, net of discount	—	98,337		—	98,337
Total Current Liabilities	113,932	3,134,865		—	574,877

Total Liabilities	113,932	3,134,865			574,877

Stockholders’ Deficit
Preferred stock	—	—	B	1,175	1,175
Common stock	32,720	111,112	B	(40,276)	103,556
Additional paid-in capital	711,538	700,590	A	2,646,483	2,487,798
			B	2,348,316
			C	(3,919,129)
Accumulated deficit	(792,370)	(3,919,129)	B	(2,309,216)	(3,101,586)
			C	3,919,129
Total Stockholders’ Deficit	(48,112)	(3,107,427)			(509,058)

Total liabilities and stockholders’ deficit	65,820	$27,438			$65,820

See accompanying notes to the Pro Forma financial statements.

2

CO-SIGNER.COM, INC.

SOUTHERN PRODUCTS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

(Unaudited)

		Southern
	Co-Signer.Com	Products, Inc.		Pro Forma
	February 28, 2013			Adjustments	Total

Gross Revenues	$51,459	826,939	A	(826,939)	$51,459

Cost of goods sold	—	1,034,200	A	(1,034,200)	—

Gross profit (loss)	51,459	(207,261)			51,549

Operating expenses	385,044	1,428,487	A	(898,049)	915,482

Loss from operations	(333,585)	(1,635,748)			(864,023)

Other income (expense)	(177,907)	(671,319)	A	506.367	(342,859)

Loss before provision for income tax	(511,492)	(2,307,068)			(1,206,882)

Provision for income tax	—	—			—

Net loss	(511,492)	$(2,307,068)			$(1,206,882)

Weighted average number of share outstanding	28,453,060	111,111,120			103,555,560

Net loss per share	(0.02)	(0.02)			$(0.01)

See accompanying notes to the Pro Forma adjustments.

3

CO-SIGNER.COM, INC.

SOUTHERN PRODUCTS, INC.

PRO FORMA COMBINED BALANCE SHEETS

(Unaudited)

		Southern
	Co-Signer.Com	Products, Inc.		Pro Forma
Assets	May 31, 2013			Adjustments	Total
Current Assets
Cash and cash equivalents	7,460	11,975	A	(11,975)	$7,460
Accounts receivable	—	390	A	(390)	—
Inventory	—	15,000	A	(15,000)	—
Prepaid expenses	—	500	A	(500)	—
Notes receivable, related party	7,250	—			7,250
Other receivables	322	—			322
Total Current Assets	15,032	27,865			15,032

Property and equipment, net	4,430	914	A	(914)	4,430
Intangible assets, net	26,379	—			26,379
Deposits	900	—			900

Total assets	46,741	$28,779			$46,741

Liabilities and stockholders’ deficit
Current Liabilities
Accounts payable and accrued expenses	77,683	3,149,223	A	(2,781,536)	$445,370
Notes payable, related parties	49,000	—			49,000
Convertible notes payable, net of discount	—	152,553			152,553
Derivative liability	—	49,766			49,766
Total Current Liabilities	126,683	3,351,542			696,689

Long-term Liabilities
Notes payable, related party, net of discount	4,599	—			4,599
Total Long-term Liabilities	4,599	—			4,599

Total Liabilities	131,282	3,351,542			701,288

Stockholders’ Deficit
Preferred stock	—	—	B	1,175	1,175
Common stock	33,166	111,112	B	40,722	103,556
Additional paid-in capital	777,957	743,090	A	(2,625,400)	2,445,156
			B	(2,348,317)
			C	(4,049,608)
Accumulated deficit	(895,664)	(4,176,965)	B	2,309,216	(3,204,434)
			C	4,049,608
Total Stockholders’ Deficit	(84,541)	(3,322,763)			(654,547)

Total liabilities and Stockholders’ deficit	46,741	$28,779			$46,741

See accompanying notes to the Pro Forma adjustments.

4

CO-SIGNER.COM, INC.

SOUTHERN PRODUCTS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

(Unaudited)

		Southern
	Co-Signer.Com	Products, Inc.		Pro Forma
	May 31, 2013			Adjustments	Total

Gross Revenues	$32,889	453	A	(453)	$32,889

Cost of goods sold	—	1	A	(1)	—

Gross profit (loss)	32,889	452			32,889

Operating expenses	147,410	136,435	A	(128,255)	155,590

Loss from operations	(114,521)	(135,983)			(122,701)

Other income (expense)	(4,609)	(121,853)			(126,462)

Loss before provision for income tax	(119,130)	(257,836)			(249,163)

Provision for income tax	—	—			—

Net loss	(119,130)	$(257,836)			$(249,163)

Weighted average number of share outstanding	33,166,060	111,111,120			103,555,560

Net loss per share	(0.00)	$(0.00)			$(0.00)

See accompanying notes to the Pro Forma adjustments.

5

CO-SIGNER.COM, INC.

SOUTHERN PRODUCTS, INC.

NOTES TO THE PRO FORMA ADJUSTMENTS

(Unaudited)

a)	Distribution of SIGMAC, USA, formerly a wholly owned subsidiary of Southern Products, Inc.

b)	Issuance of 1,175,041 Series “A” preferred shares and 23,000,000 share of common stock by Southern Products, Inc., the legal acquirer, to purchase 100% of the outstanding shares of Co-Signer.com, Inc., the accounting acquirer, and resulting recapitalization.

c)	Elimination of the historic accumulated deficit of Southern Products, Inc., the legal acquirer

6